INCOME TAX	12 Months Ended
Dec. 31, 2011
INCOME TAX [Abstract]
INCOME TAX
NOTE 13 – INCOME TAX

The composition of income tax expense (benefit) for the years ended December 31 follows:

	2011	2010	2009
	(In thousands)
Current	$(413)	$(57)	$(5,356)
Deferred	(646)	(1,533)	(4,504)
Establishment of valuation allowance	847	-	6,650
Income tax benefit	$(212)	$(1,590)	$(3,210)

The deferred income tax benefit of $0.6 million, $1.5 million and $4.5 million during 2011, 2010 and 2009 is primarily attributed to the affects of pretax other comprehensive income (loss).

A reconciliation of income tax benefit to the amount computed by applying the statutory federal income tax rate of 35% in each year presented to loss before income tax for the years ended December 31 follows:

	2011	2010	2009
	(In thousands)
Statutory rate applied to loss before income tax	$(7,144)	$(6,405)	$(32,703)
Net change in valuation allowance	9,369	5,672	23,999
Bank owned life insurance	(657)	(671)	(565)
Tax-exempt income	(521)	(800)	(1,455)
U.S. Treasury warrant	(398)	(138)	-
Non-deductible meals, entertainment and memberships	50	36	86
Trust preferred securities exchange costs	-	352	-
Goodwill impairment	-	-	5,857
Dividends paid to Employee Stock Ownership Plan	-	-	(28)
Other, net	(911)	364	1,599
Income tax benefit	$(212)	$(1,590)	$(3,210)

Generally, the amount of income tax expense or benefit allocated to operations is determined without regard to the tax effects of other categories of income or loss, such as other comprehensive income (loss). However, an exception to the general rule is provided when, in the presence of a valuation allowance against deferred tax assets, there is a pretax loss from operations and pretax income from other categories in the current year. In such instances, income from other categories must offset the current loss from operations, the tax benefit of such offset being reflected in operations. In 2011, 2010 and 2009, pretax other comprehensive income of $1.8 million, $3.9 million and $11.6 million, respectively, reduced our valuation allowance and resulted in a benefit of $0.6 million, $1.4 million and $4.1 million being allocated to the loss from operations.

We assess the need for a valuation allowance against our deferred tax assets periodically. The realization of deferred tax assets is largely dependent upon future taxable income, future reversals of existing taxable temporary differences and ability to carry-back losses to available tax years. In assessing the need for a valuation allowance, we consider all positive and negative evidence, including anticipated operating results, taxable income in carry-back years, scheduled reversals of deferred tax liabilities and tax planning strategies. In 2008, we established a valuation allowance against the majority of our net deferred tax assets due to a number of factors, including our declining operating performance, overall negative trends in the banking industry and our expectation that our operating results would continue to be negatively affected by the overall economic environment. During 2011, 2010 and 2009, we concluded that we needed to continue to carry a valuation allowance based on similar factors. As a result we recorded an additional valuation allowance of $9.4 million, $5.7 million and $24.0 million during 2011, 2010 and 2009, respectively. This resulted in a valuation allowance against our entire net deferred tax asset except for, in 2010 and 2009, certain state deferred tax assets at Mepco that were expected to be recovered based on Mepco's individual earnings. However, at December 31, 2011, due to a second year of losses at Mepco and remaining uncertainty regarding certain vehicle service contract counterparty receivables, we concluded that a valuation allowance against $0.8 million of Mepco's deferred state tax assets was also needed. The valuation allowance against our deferred tax assets of $75.2 million at December 31, 2011 may be reversed to income in future periods to the extent that the related deferred income tax assets are realized or the valuation allowance is otherwise no longer required. This valuation allowance represents our entire net deferred tax assets.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31 follow:

	2011	2010
	(In thousands)
Deferred tax assets
Loss carryforwards	$25,686	$19,049
Allowance for loan losses	20,616	23,783
Vehicle service contract counterparty contingency reserve	12,377	9,779
Valuation allowance on other real estate owned	5,129	3,814
Purchase premiums, net	4,416	4,847
Fixed assets	3,109	2,774
Alternative minimum tax credit carry forward	2,577	2,577
Unrealized loss on securities available for sale	1,252	1,584
Share based payments	1,006	674
Unrealized loss on trading securities	603	619
Mepco claims expense	546	546
Unrealized loss on derivative financial instruments	539	853
Loss reimbursement on sold loans reserve	524	-
Deferred compensation	482	709
Reserve for unfunded lending commitments	450	463
Non accrual loan interest income	443	524
Other than temporary impairment charge on securities available for sale	427	249
Other	112	-
Gross deferred tax assets	80,294	72,844
Valuation allowance	(75,199)	(65,830)
Total net deferred tax assets	5,095	7,014
Deferred tax liabilities
Mortgage servicing rights	3,930	5,131
Unrealized gain on loans held for sale	491	-
Deferred loan fees	356	283
Federal Home Loan Bank stock	318	401
Other	-	352
Gross deferred tax liabilities	5,095	6,167
Net deferred tax assets	$-	$847

At December 31, 2011, we had $0.5 million federal capital loss carryfowards that expire in 2014 and federal net operating loss (“NOL”) carryforwards of approximately $74.6 million which, if not used against taxable income, will expire as follows:

(In thousands)

2017	$3,437
2018	189
2022	194
2023	359
2029	25,467
2030	26,254
2031	18,656
Total	$74,556

The use of $4.2 million NOL carryforward in the total above, which was acquired through the acquisitions of two financial institutions is limited to $3.3 million per year as the result of a change in control as defined in the Internal Revenue Code.

Changes in unrecognized tax benefits for the year ended December 31, follows:

	2011	2010	2009
	(In thousands)

Balance at beginning of year	$2,393	$1,981	$1,736
Additions based on tax positions related to the current year	23	445	443
Reductions due to the statute of limitations	(277)	(33)	(198)
Balance at end of year	$2,139	$2,393	$1,981

If recognized, the entire amount of unrecognized tax benefits, net of $0.5 million federal tax on state benefits, would affect our effective tax rate. We do not expect the total amount of unrecognized tax benefits to significantly increase or decrease in the next twelve months. No amounts were expensed for interest and penalties for the years ended December 31, 2011, 2010 and 2009. No amounts were accrued for interest and penalties at December 31, 2011, 2010 or 2009. At December 31, 2011, U.S. Federal tax years 2008 through the present remain open to examination. Federal examinations of our 2008 and 2009 tax years were settled resulting in no material impact to our consolidated financial statements.